UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: October 14, 2008 (Date of earliest event reported)
Theravance, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-30319 (Commission File Number)	94-3265960 (IRS Employer Identification Number)

901 Gateway Boulevard, South San Francisco, CA (Address of principal executive offices)		94080 (Zip Code)
650-808-6000 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

The information in Items 7.01 and 9.01 (including Exhibit 99.1) of this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Items 7.01 and 9.01 (including Exhibit 99.1) of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On October 14, 2008, Theravance, Inc. issued a press release regarding its new drug application for telavancin, Theravance's bactericidal, once-daily injectable antibiotic proposed to treat complicated skin and skin structure infections (cSSSI) caused by Gram-positive bacteria. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

Item 8.01. Other Events

On October 14, 2008, the Federal Register reflected that the new drug application for telavancin for the proposed treatment of cSSSI caused by Gram-positive bacteria, has been assigned a review by the U.S. Food and Drug Administration's Anti-Infective Drug Advisory Committee at 8:00 a.m. EST on November 19th, 2008.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

            99.1       Press Release of Theravance, Inc. dated October 14, 2008

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 14, 2008	THERAVANCE, INC. By: /s/ Rick E Winningham Rick E Winningham Chief Executive Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Theravance, Inc. dated October 14, 2008